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                                                    Exhibit 23



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-77991) of United Technologies Corporation of our report dated July 11, 2000 relating to the financial statements of the Sundstrand Corporation Employee Savings Plan, which appears in this Form 11-K.




/s/  PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
July 11, 2000